                                                                    EXHIBIT 10.3


                              FIRST AMENDMENT TO
                1994 AMENDED AND EXTENDED MANAGEMENT AGREEMENT



       THIS FIRST AMENDMENT TO 1994 AMENDED AND EXTENDED MANAGEMENT AGREEMENT ("the Amendment") is made and dated as of the 1st day of October, 1994 by and between CWM Mortgage Holdings, Inc., a Delaware corporation which has elected to qualify as a real estate investment trust, formerly known as Countrywide Mortgage Investments, Inc. (the "Company"), and Countrywide Asset Management Corporation, a Delaware corporation. Capitalized terms not otherwise defined herein shall have the respective meanings given such term in the Agreement (as defined below).

                                  WITNESSETH

       WHEREAS, the Company and the Manager have entered into that certain 1994 Amended and Extended Management Agreement dated as of May 15, 1994 (the "Agreement"), pursuant to which the Company has retained the Manager to manage the operations and investments of the Company and its Subsidiaries and to perform certain administrative services for the Company and its Subsidiaries; and

       WHEREAS, the Company and the Manager wish to amend the Agreement on the terms and subject to the conditions set forth herein below.

       NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:



       1.  Reduction of Compensation.  The parties hereto have agreed to reduce
           -------------------------
the fee paid by the Company to the Manager for services rendered with respect to mortgage loan warehousing activities. In order to effectuate this agreement,
Section 10(b) of the Agreement is hereby deleted and replaced in its entirety as follows:

           "(b) The Manager shall be paid, for services rendered with respect to mortgage loan warehouse lending activities, a management fee in an amount equal to 1/5 of 1% of the average daily balance outstanding under mortgage loan warehouse lines of credit extended by the Company or its Subsidiaries to originators of mortgage loans."

       2.  Representations and Warranties.  Each party hereto hereby represents
           ------------------------------
and warrants to the other party as follows:

           (a) Such party has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

           (b) This Amendment has been duly executed and delivered on behalf of such party and constitutes the legal, valid and binding obligations of such party, enforceable against such party in accordance with its terms.

       3.  No Other Amendment.  Except as expressly amended herein, the
           ------------------
Agreement shall remain in full force and effect as currently written.

       4.  Counterparts.  This Amendment may be executed in any number of
           ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the day and year first above written.

                         CWM MORTGAGE HOLDINGS, INC.


                         By: /s/Michael W. Perry
                            -------------------------------------
                            Michael W. Perry
                            Executive Vice President



                         COUNTRYWIDE ASSET MANAGEMENT
                         CORPORATION


                         By: /s/Stanford L. Kurland
                            -------------------------------------
                            Stanford L. Kurland
                            President

                                      -2-